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                                                              EXHIBIT 23.1(b)



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2001 in iBasis, Inc.'s Annaul Report on Form 10-K, and all references to our Firm included in this Registration Statement.

                                                 /s/ ARTHUR ANDERSEN


Vienna, Virginia
November 16, 2001